UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities exchange act of 1934

Date of report (Date of earliest event reported): July 10, 2006

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, Oklahoma		73134
(Address of principal executive offices)		(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendments To Articles Of Incorporation Or Bylaws; Changes In Fiscal Year.

On July 10, 2006, the board of directors (the “Board”) of Gulfport Energy Corporation (the “Company”) approved and adopted the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), which amend and restate the provisions of the Company’s existing bylaws (the “Original Bylaws”) in their entirety. The Amended and Restated Bylaws provide, among other things, that:

(i) to bring any business other than the nomination of directors before an annual meeting, a stockholder must give the Secretary of the Company written notice no later than the close of business on the 90th day and no earlier than the opening of business on the 120th day before the anniversary of the preceding annual stockholder’s meeting; provided, however, that if the annual meeting is set more than 45 days before or after such anniversary date, notice by the stockholder must be received no earlier than the opening of business on the 120th day before the meeting and no later than the later of the close of business on the 90th day before the meeting or the close of business on the 10th day following public disclosure of the date of the annual meeting. Any stockholder proposal will be deemed to have satisfied the advance notice requirements if the stockholder has notified the Company of their intention to present a proposal at an annual meeting and has complied with the requirements of the Securities Exchange Act of 1934, as amended, for the inclusion of such proposal in the Company’s proxy statement;

(ii) with prior Board approval, any action required to be taken by the stockholders of the Company at an annual or special meeting of the stockholders may be taken by written consent signed by stockholders with the voting power that would be necessary to take such action at a duly called meeting; and

(iii) the Company will, to the fullest extent permitted by law, indemnify the Company’s current and former directors and officers against all liability incurred in connection with any threatened, pending or completed proceeding; provided, however, that an eligible director or officer will be indemnified by the Company in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board.

The foregoing summary of certain provisions of the Amended and Restated Bylaws is not meant to be complete or exhaustive and is qualified in its entirety be reference to the Amended and Restated Bylaws, a copy of which are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.2*	Amended and Restated Bylaws.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFPORT ENERGY CORPORATION

By:	/s/ Michael Moore
Michael Moore
Vice President and Chief Financial Officer

Date: July 12, 2006

EXHIBIT INDEX

Exhibit Number	Description

3.2*	Amended and Restated Bylaws.

*	Filed herewith.